SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of Earliest Event Reported):       October 2, 2000
                                                --------------------------------



                           DIAMOND HOME SERVICES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)





                  000-20829                           36-3886872
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         (Commission File Number)        (I.R.S. Employer Identification Number)



500 N. Western Avenue, Suite 212, Lake Forest, IL              60045
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(Address of Principal Executive Offices)                     (Zip Code)



                                 (847) 604-9800
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              (Registrant's Telephone Number, Including Area Code)


             222 Church Street, Diamond Plaza, Woodstock, IL 60098
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         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

                  On October 2, 2000, Reeves Southeastern Corporation, a wholly-owned subsidiary of Diamond Home Services, Inc. (the "Registrant") entered into an Asset Purchase Agreement between Reeves Southeastern Corporation and Master-Halco, Inc., a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference. The closing of the transaction is conditioned upon, among other things, obtaining certain governmental approvals. Accordingly, there can be no assurance that the transaction will be completed.

                  On October 5, 2000, the Registrant issued a joint press release with Master-Halco, Inc. announcing the execution of the Asset Purchase Agreement, a copy of which press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.





ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      EXHIBITS

                  Exhibit
                  Number            Description

                  99.1 Asset Purchase Agreement dated as of October 2, 2000 between Reeves Southeastern Corporation and Master-Halco, Inc.

                  99.2 Joint Press Release issued by the Registrant and Master-Halco, Inc.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                            By: /s/ C. Stephen Clegg
                                                --------------------------------
                                                C. Stephen Clegg
                                                Chairman and Chief Executive
                                                Officer



Dated:  October 17, 2000